Post balance sheet events	12 Months Ended
Dec. 31, 2022
Post balance sheet events
Post balance sheet events

33 Post balance sheet events

A post balance sheet event is an event that takes place between 31 December 2022 (reporting date) and 16 February 2023 (date of approval of these financial statements). Significant events are included in the financial statements either to provide new information about conditions that existed at 31 December 2022, including estimates used to prepare the financial statements (known as an adjusting event) or to provide new information about conditions that did not exist at 31 December 2022 (non-adjusting events). This note provides information relating to material non-adjusting events.

On 6 February 2023, NWB reached agreement with the trustees of the Main Section of the Group pension scheme to recognise that the final distribution linked contribution to the Main Scheme, of up to £471 million, in 2023 is not expected to be required. In its place, agreement was reached to establish a new legal structure to hold assets with a value equivalent to £471 million. These assets would become transferrable to the Main section in the event that future triggers, reflecting a funding requirement, were met. The assets are not de-recognised from NWB balance sheet but are recorded as encumbered. The Group believes likelihood of triggers being met are remote given the current funding position of the Main section.

Other than as disclosed in the accounts, there have been no other significant events between 31 December 2022 and the date of approval of these accounts which would require a change or additional disclosure.